EXHIBIT 99.2
                                                                    ------------

                                             August 29, 2001


Exchange Applications, Inc.
89 South Street
Boston, Massachusetts 02111

Ladies and Gentlemen:

           Reference is made to (i) the Securities Purchase Agreement, dated January 10, 2001 (the "Series A Agreement"), among Insight Venture Partners IV, L.P., Insight Venture Partners (Cayman) IV, L.P., Insight Venture Partners IV (Fund B), L.P. and Insight Venture Partners IV (Co-Investors), L.P. (collectively, "Insight") and Exchange Applications, Inc. ("Exchange"), (ii) the Securities Purchase Agreement, dated as of July 26, 2001 (the "July Agreement"), among Insight, Exchange and eXstatic Software, Inc. ("eXstatic"), and (iii) the Securities Purchase Agreement, dated as of the date hereof (the "August Agreement"), among the Company, eXstatic and the purchasers named therein.

      Insight, Exchange and eXstatic hereby agree as follows:

      1. Section 5.3(a) of the Series A Agreement shall be of no force or effect until such time as Section 6.4 of the August Agreement is no longer in effect.

      2. Section 5.3(c) of the Series A Agreement shall be of no force or effect at any time that at least two Aggregate Convertible Debenture Holders' Directors are serving in accordance with Section 6.3 of the August Agreement. In the event of any conflict between the terms of
           Section 5.3(c) of the Series A Agreement and Section 6.3 of the August Agreement, the terms of Section 6.3 of the August Agreement shall control.

      3. Article VI of the July Agreement shall be of no force or effect until such time as Article VI of the August Agreement is no longer in effect.

      4. Promptly following the execution and delivery of this letter agreement, (i) the Company and eXstatic shall execute and deliver to Insight convertible debentures in the forms of Exhibits A and B attached hereto, respectively (collectively, the "August Debentures") and (ii) the Company shall execute and deliver to Insight a warrant in the form of Exhibit C attached hereto (the "August Warrant"). Insight shall promptly mark the original Convertible Debentures (as defined in the July Agreement) "cancelled" and return the same to the Company.

      5. The Company and eXstatic shall promptly execute and deliver such documents, instruments, and agreements as Insight may reasonably request in order to modify the Financing Documents (as defined in the July Agreement) to conform the terms thereof with the terms of the Financing Documents (as defined in the August Agreement).

      6. The Warrant (No.: W-4) dated June 1, 2001 (the "June Warrant") issued by the Company to Insight is hereby cancelled and of no further force or effect. Insight shall promptly mark the original June Warrant "cancelled" and return the same to the Company.

      7. The number of Warrant Shares subject to the Warrant (No.: W-4) dated April 16, 2001 (the "April 16 Warrant") is hereby fixed at 1,179,337. The Warrant Vesting Date (as defined in the April 16 Warrant) shall be deemed to have occurred on the date hereof. The Exercise Price (as defined in the April 16 Warrant) is $0.33. Section 3 of the April 16 Warrant is hereby amended to include the additional clauses (d) through (k) set forth on Exhibit D attached hereto.

      8. Insight hereby acknowledges and agrees that all representations and warranties of Insight set forth in Section 5.1 and Section 5.2(a) and
           (b) of the July Agreement (the "July Representations") shall be deemed to be incorporated by reference into this Letter Agreement and made as of the date hereof as if such representations and warranties were stated herein in their entirety, except that the following defined terms used in the July Agreement and appearing in the July Representations shall have the respective meanings set forth below opposite such terms:

           July Agreement              this Letter Agreement
           --------------              ---------------------

           Financing Documents         August Debentures, August Warrant
                                       and this letter agreement

           Convertible Debentures      August Debentures and August Warrant

           Insight agrees that Bingham Dana LLP may rely on such representations in delivering their opinion dated the date hereof.

      9. Pursuant to Section 3(b) of the Company's Certificate of Designation dated January 10, 2001, Insight hereby consents to the transactions contemplated by (i) the August Agreement and (ii) this Letter Agreement.

      10. Except as expressly set forth herein, the documents and agreements modified hereby shall remain in full force and effect.

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

      11. This Letter Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      12. This Letter Agreement may be executed in two or more counterparts (including by telecopier).

                                  Very truly yours,

                                  INSIGHT VENTURE PARTNERS IV, L.P.
                                  INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.
                                  INSIGHT VENTURE PARTNERS IV
                                     (FUND B), L.P.
                                  INSIGHT VENTURE PARTNERS IV
                                     (CO-INVESTORS), L.P.

                                  By: Insight Venture Associates, IV, L.L.C., the general partner of each of the foregoing limited partnerships


                                  By:
                                        ----------------------------------------
                                        Name:
                                        Title:



ACCEPTED AND AGREED:

EXCHANGE APPLICATIONS, INC.


By:  _______________________________
       Name:
       Title:


EXSTATIC SOFTWARE, INC.


By:  _______________________________
       Name:
       Title:

                                    EXHIBIT A


           THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS DEBENTURE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. THIS DEBENTURE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") AMONG EXCHANGE APPLICATIONS, INC., EXSTATIC SOFTWARE, INC. AND THE PURCHASERS THEREIN, DATED AS OF JULY 26, 2001, AS AMENDED FROM TIME TO TIME, AND THE HOLDERS OF THIS DEBENTURE ARE ENTITLED TO THE BENEFITS THEREOF.

                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------

                     AMENDED AND RESTATED 12% SENIOR SECURED
                       SUBORDINATED CONVERTIBLE DEBENTURE


                                                           New York, New York
U.S. $5,055,890.41                                         August 29, 2001


     SECTION 1. GENERAL; INTEREST; ADJUSTMENTS.

     This debenture amends and restates in its entirety the 12% Senior Subordinated Convertible Debenture, dated July 26, 2001 (the "July Debenture"), issued by the Payors (as defined below) to the Payees (as defined below), in the aggregate principal amount of $5,000,000.00. As of the date hereof, the July Debenture shall be of no further force or effect whatsoever.

           (a) General. For value received, EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company") and EXSTATIC SOFTWARE, INC. (f/k/a Gino Borland, Inc.), a Washington corporation ("eXstatic") (the Company and eXstatic, including any successors of the Company or eXstatic (by way of merger, consolidation, sale or otherwise) together, the "Payors"), hereby promise to pay to the order of each payee set forth on Schedule 1 hereto, or such payee's respective assigns (each, a "Payee", and together, the "Payees"), the principal amount set forth opposite each Payee's name on Schedule 1 hereto or such lesser principal amount, plus any accrued and unpaid interest thereon, which may be outstanding hereunder on the earlier to occur of: (i) January 10,

2005 (the "Maturity Date") and (ii) the date of the occurrence of any event prior to the Maturity Date, as expressly set forth in Section 2 and Section 3 hereof. The unpaid principal amount of this Debenture and the accrued and unpaid interest thereon, shall be payable by wire transfer of immediately available funds to the account of each Payee or by certified or official bank check payable to each Payee mailed to each Payee at the address of each Payee as set forth on the records of the Payors or such other address as shall be designated in writing by each Payee to the Payors. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement. Anything to the contrary notwithstanding, in no event shall the Payee be entitled to convert (in the aggregate) Conversion Amounts (as defined below) (together with "Conversion Amounts" in respect of PIK Debentures that may be issued from time to time under this Debenture) in excess of 75% of the original principal amount of this Debenture until such time as the Company shall have increased the authorized number of shares of Common Stock to at least 225,000,000 (or the Company otherwise has sufficient authorized and unissued shares to enable the Company to issue Common Stock upon the conversion or exercise, as the case may be, of all of the Transaction Securities outstanding at such time).

           (b) Interest. The Payors promise to pay interest on the outstanding principal amount of this Debenture at the rate of (i) 12% per annum for the period commencing on the date hereof ending on August 28, 2003 and (ii) 15% per annum for the period commencing on August 29, 2003 and ending on the Maturity Date or such earlier date that all obligations under this Debenture have been paid in full (the "Initial Rate of Interest") ; provided, however, that upon the occurrence of an Event of Default, the Payors promise to pay interest on the outstanding principal amount of this Debenture at the rate of the Initial Rate of Interest plus 2% from the date that such Event of Default has occurred and is continuing until the date such Event of Default is cured, waived in writing by the Payees or otherwise satisfied by the Payors in full; provided, further, that the Initial Rate of Interest shall be increased to 20% or to the maximum rate allowed under applicable law if raising the Interest Amount (as defined below) to 20% would violate any law (which increase shall be retroactive to the date hereof) if either: (i) the Company's stockholders fail to approve an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock to at least 225,000,000 (as the same may be adjusted for any stock split, reverse split, combination, recapitalization or similar event after the date hereof) (or the Company otherwise has sufficient authorized and unissued shares to enable the Company to issue Common Stock upon the conversion or exercise, as the case may be, of all of the Transaction Securities outstanding at such time) on or before December 15, 2001, or (ii) the Company has failed to comply with all requirements specified in the NASDAQ letter on or before September 10, 2001. Anything to the contrary notwithstanding, if the Initial Rate of Interest is increased to 20% in accordance with the last proviso of the preceding sentence and the failure giving rise to such increase is subsequently cured, the Initial Rate of Interest shall automatically be reduced as of the date of such cure to the rate that would otherwise have been in effect had such failure not occurred. The Payors shall pay interest quarterly in arrears on each of March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "Interest Payment

Date"). Interest shall be payable, at the option of the Payors, in (i) cash by wire transfer of immediately available funds equal to such Interest Amount, (ii) the principal amount of additional Debentures equal to the aggregate Interest Amount due to the Payees on such Interest Payment Date ("PIK Debentures") or
(iii) a combination of cash and PIK Debentures. The Payors shall signify their election to make payment of an Interest Amount in the form of cash or PIK Debentures, or a combination of cash and PIK Debentures, by notifying each Payee of such election at least 20 days prior to each Interest Payment Date; provided, however, that if the cash payment of the Interest Amount is prohibited by the Subordination Agreement, payment shall be automatically made in PIK Debentures. Interest on this Debenture shall accrue daily, and compound quarterly, from the date of issuance until the date of repayment in full of the principal amount of this Debenture, plus any accrued and unpaid interest thereon. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Subject to applicable law, any interest that shall accrue on overdue interest on this Debenture as provided in this Section 1(b) and shall not have been paid in full on or before the next Interest Payment Date to occur after the Interest Payment Date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Debenture.

           (c) Adjustments. The Payors irrevocably authorize the Payees to make, or cause to be made, an appropriate notation on the grid attached as Schedule 1 hereto, or the continuation of such grid or any other similar record, including computer records, to reflect any changes to the allocations among the Payees and any adjustments thereto, as appropriate. The Payees shall provide to the Payors an update of Schedule 1 to reflect any such allocations or adjustments. The outstanding amount of this Debenture set forth on such grid, or the continuation of such grid, or any other similar record, including computer records maintained by the Payees with respect to this Debenture, shall be prima facie evidence of the principal amount, and the accrued interest thereon, owing and unpaid by the Payors to the Payees, but the failure to record, or any error in so recording any such amount on any such grid, or any continuation thereof, or other record shall not limit or otherwise affect the obligation of the Payors hereunder to make payments of principal and interest on this Debenture when due. Each Payor can rely on the latest copy of Schedule 1 delivered to each Payor by the Payees.

           (d) The Company will not enter into any binding agreement to consummate a Sale Event if the fair market value of the consideration per share of Common Stock (assuming the conversion of (i) all of the Aggregate Convertible Debentures; and (ii) all other securities convertible into Common Stock and with an exercise price or conversion price less than the fair market value of such consideration) to be paid in connection with such Liquidity Event is less than the Conversion Price (as defined below) in effect at such time (assuming the conversion of all principal and accrued and unpaid interest on all of the outstanding Aggregate Convertible Debentures) unless the Company has made arrangements to provide each holder of the Aggregate Convertible Debentures, pursuant to the definitive documents for such Sale Event, the right to elect and to receive upon consummation of and out of the consideration to be paid in connection with such Sale Event, consideration having a fair market value (as determined below) determined as of the date of the execution and delivery of the definitive documents for such Sale Event equal to the Conversion Amount (as defined below) for such holder's Debentures as of such date of execution and delivery. As used herein "Sale Event" shall mean (i) the issuance, sale or transfer of the outstanding shares of capital stock or other voting securities of the Company, or (ii) the merger or consolidation of the Company with another person or entity, in each case in clauses (i) or (ii) above under circumstances in which the holders of the voting power of the outstanding shares of capital stock and other voting securities of the Company, immediately prior to such transaction, own less than 15% in voting power of the outstanding shares of capital stock and other voting securities of the Company or the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction.

           (i) In any of such events, if the consideration received by the Company is other than cash, its value will be deemed its fair market value. The fair market value of any securities shall be determined as follows:

                   (A) Securities not subject to any other restrictions on free marketability covered by (B) below:

     If traded on a securities exchange or through the Nasdaq National market, the fair market value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day trading period ending three (3) days prior to the determination date;

     If actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading days period ending three (3) days prior to the determination date; and

     If there is not active public market, the fair market value shall be the fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the outstanding Aggregate Convertible Debentures acting in good faith (on a principal amount basis).

                   (B) The method of valuation of securities subject to any restrictions on free marketability shall be to make an appropriate discount from the market value to reflect the approximate fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the outstanding Aggregate Convertible Debentures acting in good faith (on a principal amount basis).

           (e) Each Payor shall be jointly and severally liable to the Payees for all of the monetary and other obligations of the Payors under this Debenture.

     SECTION 2. PREPAYMENT.

           (a) Prepayment at the Option of the Payors. The principal amount of this Debenture, together with the accrued and unpaid interest thereon, may not be prepaid in whole or in part at the option of the Payors at any time.

           (b) Prepayment at Option of the Payees. At any time following the earliest of (i) the occurrence of each Event of Default (and only during the continuation of each such Event of Default), (ii) immediately upon (or immediately prior to) the consummation of a Liquidity Event or (iii) January 10, 2004, each Payee may elect, at any time and from time to time, to have each Payor prepay in whole or in part the aggregate principal amount of this Debenture, plus any accrued and unpaid interest thereon (the "Prepayment Amount"), at a price equal to the sum of (x) the product of (1) the Prepayment Amount (excluding any accrued and unpaid interest thereon) and (2) 103%, plus
(y) any accrued and unpaid interest thereon calculated on the date (a "Prepayment Date") of such prepayment (the "Prepayment Price"). Each Payee shall give written notice to the Payors of such election (the "Notice of Election"), whereupon the Payors shall be obligated to prepay such Prepayment Amount on such Prepayment Date, which date shall be determined by the Payors, but in any event shall not be later than 10 days after the date on which the Notice of Election is delivered to the Payors. All such prepayments shall be made by wire transfer of immediately available funds to a bank account designated by each Payee.

           (c) General.

                   (i) The Payees shall not be entitled to any interest accruing on the Prepayment Amount after the payment of such Prepayment Amount by the Payors to the Payees on the Prepayment Date.

                   (ii) Anything contained in this Section 2 to the contrary notwithstanding, the outstanding principal amount of this Debenture, plus any accrued but unpaid interest thereon, shall remain subject to optional prepayment provisions of this Section 2 and the optional conversion provisions of Section 4 at all times up to the date on which the full amount of the principal amount of this Debenture, plus any accrued but unpaid interest thereon, is paid in full to the Payees.

     SECTION 3. EVENTS OF DEFAULT.

           (a) Definition. In each case of the happening of the following events (each of which is an "Event of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, a "Default"):

                   (i) if a default occurs in the due observance or performance of any covenant or agreement of the Payor to be observed or performed pursuant to the terms of the Financing Documents and such default shall continue for more than fifteen (15) days after notice thereof from any Payee;

                   (ii) if a default occurs in the payment of any principal or interest under any of the Aggregate Convertible Debentures, whether at the stated date of maturity or any accelerated date of maturity or any other date fixed for payment;

                   (iii) if any representation or warranty of the Payor or any of its Subsidiaries in any Financing Document or in any other document or instrument delivered pursuant to the Purchase Agreement shall prove to have been false in any material respects (with the foregoing materiality standard not to be construed in any manner giving duplicative effect to any materiality standard contained in the terms of such representation and warranty) upon the date when made or deemed to have been made;

                   (iv) if a default occurs in the due observance or performance of any covenant or agreement on the part of any Payor to be observed or performed pursuant to the terms of such Payor's or any Subsidiary's Indebtedness in an aggregate principal amount in excess of $500,000 (other than Indebtedness evidenced by the Loan and Security Agreement, dated April 25, 2001 (the "SVB Facility") among the Payors and Silicon Valley Bank ("SVB");

                   (v) if (i) a default occurs in the payment of any principal or interest under any senior credit facility provided by a commercial lender, (ii) any commercial lender accelerates the payment of principal or interest under any Indebtedness of the Payors or any subsidiary thereof, or (iii) any commercial lender commences an enforcement action against any Payor or any Subsidiary thereof to collect such Indebtedness or otherwise enforce its rights of any amount due under any Indebtedness;

                   (vi) if a default occurs in the due observance or performance of any covenant or agreement, including but not limited to, the failure of the Company or any Subsidiary to pay any stated amount or any accrued and unpaid dividends on the Series A Preferred Stock when the same shall become due or payable at anytime, or the breach of any representation or warranty on the part of the Company or any Subsidiary to be observed or performed pursuant to the terms of the documentation entered into in connection with the issuance of the Series A Preferred Stock by the Company to the Payees and such default shall continue for more than fifteen (15) days after the notice thereof from any Payee;

                   (vii) if any Payor shall (1) discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts as they mature, (4) make a general assignment for the benefit of creditors, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation Laws, or an answer admitting the material allegations of a petition filed against it in any Proceeding under any such Law;

                   (viii) there shall be filed against any Payor an involuntary petition seeking reorganization of such Payor or the appointment of a receiver, trustee, custodian or liquidator of such Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency Law of any jurisdiction, whether now or hereafter in effect and such petition or appointment shall continue unstayed and in effect for a period of 30 consecutive days; and

                   (ix) if final judgment(s) for the payment of money in excess of an aggregate amount of $500,000 not covered by insurance shall be rendered against any Payor and shall remain undischarged for a period of 30 consecutive days during which such judgment and any levy or execution thereof shall not have been effectively stayed or vacated;

then, upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of a Designated Investor Majority (as such term is defined in the Collateral Agency and Intercreditor Agreement), any and all Indebtedness of the Payors to the Payees under this Debenture shall immediately become due and payable, including as to principal and interest (including any deferred interest and any accrued and unpaid interest), without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Purchase Agreement or other evidence of such indebtedness to the contrary notwithstanding. Anything to the contrary notwithstanding, no Event of Default shall occur unless the Payors shall have received written notice to such effect from a Designated Investor Majority (as defined in the Collateral Agency and Intercreditor Agreement) with respect to the occurrence of any event set forth above in this
Section 3(a); provided, that this provision shall not apply to any event described in Section 3(a)(vii) or (viii), the occurrence of which shall automatically be a Default or Event of Default, as the case may be, and shall result in all amounts hereunder becoming immediately due and payable, in each without requiring any action by any Investor, group of Investors or the Collateral Agent. Events of Default may be waived by consent of a Designated Investor Majority.

           (b) REMEDIES ON DEFAULT, ETC.

           In case any one or more Events of Default shall occur and be continuing and acceleration of this Debenture or any other Indebtedness of the Payors to the Payees shall have occurred, each Payee may, among other things, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate Proceeding, whether for the specific performance of any agreement contained herein or any of the other Financing Documents, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by Law. No right conferred upon each Payee hereby or by the Purchase Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding anything to the contrary, each Payee acknowledges and agrees that its rights, benefits and remedies and the exercise thereof are subject to the terms and provisions of the Collateral Agency and Intercreditor Agreement dated as of the date hereof among the Payee, Insight and the other parties thereto and the Subordination Letter Agreement dated as of the date hereof among SVB, Insight and the other parties thereto.

     SECTION 4. CONVERSION OF THIS DEBENTURE.

           (a) CONVERSION AT THE OPTION OF THE PAYEES. From and after the 10th day following the date of mailing of the notice to the Company's stockholders pursuant to NASD Rule 4350(i)(2), subject to and in compliance with the applicable provisions of this Section 4, each Payee shall have the right, at such Payee's option, at any time and from time to time, to convert all or any portion of this Debenture, plus any accrued and unpaid interest thereon up to the conversion date (the "Conversion Amount"), into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (1) the sum of (x) the product of (A) the Conversion Amount (excluding any accrued and unpaid interest thereon) and (B) 103% plus (y) any accrued and unpaid interest thereon calculated on any conversion date, by (2) the Conversion Price, as last adjusted and then in effect. The "Conversion Price" shall initially equal $.3183. The Conversion Price shall be subject to adjustment from time to time as set forth in paragraph (c) below. The Payors shall give the Payees not less than 30 Business Days prior notice of a Sale of the Company, including the price and material terms and conditions thereof, in order to provide the Payees reasonable opportunity to consider whether to convert the New Debentures into Common Stock at or prior to such Sale of the Company. If the price or material terms or conditions of such transaction thereafter change, the Payors shall promptly deliver written notice to the Payees specifying such changes. Upon conversion, the Company will issue cash in lieu of fractional shares of Common Stock.

           (b) CONDITIONAL EXERCISE OR EXCHANGE. If the Payees so elect, they may condition the conversion of this Debenture on a Sale of the Company or other transaction being undertaken by the Company and such conversion shall not be deemed to have occurred except concurrently with the Sale of the Company or such other transaction, except that, for purposes of determining whether such conversion is timely it shall be deemed to have occurred one day prior to a Sale of the Company or such other transactions. If any exercise of this Debenture is so conditioned, then, subject to delivery of the items required by Section 4(d), the Payees shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as the Payors shall direct as required in connection with the consummation of a Sale of the Company or such other transactions upon which the conversion is conditioned. At any time that the Payors shall give notice to the Payees that the proposed Sale of the Company or other transaction has been abandoned or the Company has withdrawn from participation in such transaction, the Payors shall return the items delivered pursuant to Section 4(d), and the Payees election to convert this Debenture shall be deemed rescinded.

           (c) ADJUSTMENTS.

           (i) No adjustment in the Conversion Price shall be made in respect of the issuance of additional Securities except as expressly provided below:

                   (A) If the Company shall, at any time or from time to time after the date hereof, issue any Securities (other than Excluded Securities) (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (ii) below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to each such issuance, then such Conversion Price shall forthwith be lowered to the price equal to the consideration per share received in such issuance.

           (ii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

                   (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

                   (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall, in the case of any Securities that are traded on an established United States securities exchange or reported through the NASDAQ, or otherwise traded over the counter or traded on Portal (in the case of Securities eligible for trading pursuant to Rule 144A under the Securities Act) ("Marketable Securities"), be deemed to be the Market Price and in all other cases, the value of such consideration shall be set by the Board acting reasonably and in good faith.

                   (C) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, Securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable
           Securities:

     The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

     The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable Securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable Securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such Securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such Securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such Securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above).

     On any change in the number of shares or exercise price of Common Stock deliverable upon the exercise of any such options or rights or the conversion or exchange of such convertible or exchangeable Securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or Securities not converted prior to such change or options or rights related to such Securities not converted prior to such change been made upon the basis of such change.

     On the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable Securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, Securities or options or rights related to such Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable Securities, or upon the exercise of the options or rights related to such convertible or exchangeable Securities and subsequent conversion or exchange thereof.

     In any case in which shares of Common Stock are deemed to have been issued pursuant to subdivisions (1) or (2) above, no further adjustments in the Conversion Price shall be made upon the subsequent issuance of such Common Stock upon exercise, conversion or exchange.

           (iii) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up (or if no record date is set, the date such stock dividend, subdivision of stock split is consummated), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Debenture shall be increased in proportion to such increase in outstanding shares of Common Stock.

           (iv) If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Debenture shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

           (v) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company, this Debenture shall after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other Securities or property of the Company or of the company resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of this Debenture would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

           (vi) If any event occurs of the type similar to those contemplated by the provisions of this Section 4(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate reduction in the Conversion Price so as to protect the rights of the holders of the Debentures.

           (vii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent.

           (viii) In any case in which the provisions of this paragraph (c) shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (1) issuing to the holder of this Debenture converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph 4(a) or 4(b) above; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash upon the occurrence of such event. If after the determination of such record date the event to which such record date relates does not occur, then the Conversion Price shall be appropriately adjusted to eliminate any adjustment previously made on account of such record date.

           (ix) Whenever the Conversion Price shall be adjusted as provided in this paragraph (c), the Company shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Company, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of this Debenture at such holder's address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (x) below.

           (x) If the Company shall propose to take any action of the types described in clauses (ii), (iii), (iv) or (v) of this paragraph (c), the Company shall give notice to each holder of this Debenture, in the manner set forth in paragraph (ix) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other Securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debentures. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

           (xi) Each Payor will not, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by such Payor, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4(c) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of this Debenture against impairment.

           (xii) The computations of all amounts under this Section 4(c) shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other Securities resulting from the transaction causing an adjustment pursuant to this Section 4(d) have previously been made so as to maintain the relative economic interest of this Debenture vis a vis all other securities issued by the Company.

           (xiii) The Company shall take or cause to be taken such steps as shall be necessary to ensure that the par value per share of Common Stock is at all time less than or equal to the Conversion Price.

           (xiv) In the event the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then this Debenture shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate number or amount of such stock, warrants, securities or other property which such Payee could have acquired if such Payee had held the Common Stock acquirable upon complete conversion of their Debenture immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of the grant, issue or sale of such Purchase Rights.

           (d) Conversion Mechanics. Each conversion of this Debenture into shares of Common Stock shall be effected by the delivery of written notice and surrender of this Debenture by the Payees to the Payors stating that such Payees desire to convert the Conversion Amount into the number of shares of the class into which such shares may be converted (the "Converted Securities"). Such notice shall also state the name or names (with addresses) in which the Converted Securities are to be issued and shall include instructions for the delivery thereof. A Payee may make any such notice of conversion conditional upon the happening of any event or the passage of such time as is specified by such Payee in such conversion notice, and may rescind any notice of conversion prior to the effective time thereof specified in any such notice. Not less than 5 Business Days after such surrender and the receipt of such written notice of conversion (each, a "Conversion Payment Date"), the Company will issue, deliver or pay in accordance with the surrendering Payee's instructions (A) the certificate or certificates evidencing the Converted Securities issuable upon such conversion, (B) cash in lieu of fractional shares of Common Stock, as determined pursuant to this Section 4 and (C) a debenture that represents the portion of this Debenture which was not converted on terms identical to this Debenture. Such conversion, to the extent permitted by Law, shall be deemed to have been effected as of the close of business on the date on which such debenture or debentures shall have been surrendered and such notice shall have been received by the Company and becomes effective by its terms (each, a "Surrender Date") and at such time the rights of each Payee as such Payee shall cease with respect to the Conversion Amount and the person or persons in whose name or names the certificate or certificates for the Converted Securities are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Converted Securities. Upon issuance of shares in accordance with this Section 4, such Converted Securities shall be deemed to be duly authorized, validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto due to any action of the Company. The Company shall take all such actions as may be necessary to assure that all such shares may be so issued without violation of any applicable Law or any requirements of any domestic securities exchange upon which such shares may be listed (except for official notice of issuance which will be immediately transmitted by the Company upon issuance). The Company shall not close its books against the transfer of securities in any manner which would interfere with the timely conversion of any securities. The issuance of certificates for Converted Securities shall be made without charge to the holders of such securities for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and/or the issuance of such securities; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Converted Securities. In the event the holder of shares converted hereunder, in connection with the conversion of securities hereunder, shall be required to file a notification pursuant to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, each Payor and the holder shall take all actions necessary to comply with such notification requirement and the conversion hereunder of the Conversion Amount shall become effective upon the expiration of the applicable waiting period. Subject to Sections 4(a) and (b), no fractional shares of Common Stock or scrip shall be issued upon conversion of any securities. The number of full shares issuable upon conversion shall be computed on the basis of the Conversion Amount to be converted by a Payee. Instead of any fractional shares which would otherwise be issuable upon conversion of the Conversion Amount, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the Market Price of one share of such Common Stock and (ii) such fractional interest. Subject to Sections 4(a) and (b), the holders of fractional interests shall not be entitled to any rights as stockholders of the Company in respect of such fractional interests.

     SECTION 5. DEFENSES.

           The obligations of the Payors under this Debenture shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

     SECTION 6. EXCHANGE OR REPLACEMENT OF DEBENTURE.

           (a) The Payees collectively may, at their option, in person or by duly authorized attorney, surrender this Debenture for exchange, at the principal business office of any Payor, and the Payees, or each Payee, as the case may be, will receive in exchange therefor, a new Debenture or Debentures, as the case may be, in the same principal amount as the unpaid principal amount of this Debenture, or such Payees percentage allocation (as set forth on Schedule 1 hereto) of the unpaid principal amount, as the case may be, and bearing interest at the same annual rate as this Debenture, such new Debenture, or Debentures, as the case may be, to be dated as of the date of this Debenture and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Payees may designate in writing.

           (b) Upon receipt by the Payors of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Debenture, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Debenture, if mutilated, the Payors will deliver a new Debenture of like tenor in lieu of this Debenture. Any Debenture delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Debenture.

     SECTION 7. EXTENSION OF MATURITY.

           Should the principal of or interest on this Debenture become due and payable on other than a Business Day, the maturity date thereof shall be extended to the next succeeding Business Day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

     SECTION 8. ATTORNEYS' AND COLLECTION FEES.

           Should the indebtedness evidenced by this Debenture or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Debenture be placed in the hands of attorneys for collection, the Payors agree to pay, in addition to principal and interest due and payable hereon, all reasonable costs of collection, including reasonable attorneys' fees and expenses, incurred by the Payees in collecting or enforcing this Debenture.

     SECTION 9. WAIVERS.

           (a) Each Payor hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Debenture.

           (b) No delay by any Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by any Payee and then only to the extent set forth therein.

     SECTION 10. AMENDMENTS AND WAIVERS.

           Except for amendments that are made to reflect transfers among the Payee and/or its affiliates, and do not increase the overall amount of indebtedness hereunder (and such amendments may be made by unanimous agreement among Payees), no provision of this Debenture may be amended or waived except if such amendment and waiver is in writing and is signed, in the case of an amendment, by the Payee, or, in the case of a waiver, by the party against whom the waiver is to be effective.

     SECTION 11. GOVERNING LAW.

           This Debenture is made and delivered in, and shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

     SECTION 12. NOTICES.

           The terms and provisions of Section 8.5 of the Purchase Agreement are expressly incorporated into this Debenture.

     SECTION 13. SEVERABILITY.

           If any provision of this Debenture is held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Debenture or affecting the validity or enforceability of such provision in any other jurisdiction.

Notwithstanding the foregoing, such provision shall automatically be amended to the extent (but only to the extent) necessary to make it not invalid, prohibited or unenforceable in such jurisdiction, without invalidating the remaining provisions of this Debenture or amending or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 14. ASSIGNMENT.

           Neither the Payors nor the Payee may assign their rights or obligations hereunder to any Person, except that the Payee may assign any of its rights and obligations hereunder to its members, limited partners or any Affiliate of such Payee; provided, that the assignment assigns at least $500,000 in face amount of this Debenture.

                                      *****

           IN WITNESS WHEREOF, each Payor has duly executed and delivered this Debenture as of the date first written above.

                                 EXCHANGE APPLICATIONS, INC.



                                 By:
                                     ------------------------------------------
                                     Name:  F. Daniel Haley
                                     Title:  Chief Financial Officer



                                 EXSTATIC SOFTWARE, INC.



                                 By:
                                     ------------------------------------------
                                     Name:  F. Daniel Haley
                                     Title:  Chief Financial Officer

                                   SCHEDULE 1
                                   ----------


              PAYEE                   ALLOCATION         PRINCIPAL AMOUNT
--------------------------------- ------------------ -------------------------

InSight Venture Partners IV, L.P.     76.666130%          $3,876,155.51
--------------------------------- ------------------ -------------------------
InSight Venture Partners              10.537455%            $532,762.18
(Cayman) IV, L.P.
--------------------------------- ------------------ -------------------------
InSight Venture Partners IV           0.660033%              $33,370.55
(Fund B), L.P.
--------------------------------- ------------------ -------------------------
InSight Venture Partners IV          12.136382%             $613,602.17
(Co-Investors), L.P.
--------------------------------- ------------------ -------------------------
              TOTAL                        100%           $5,055,890.41
--------------------------------- ------------------ -------------------------

                                    EXHIBIT B

           THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS DEBENTURE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. THIS DEBENTURE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") AMONG EXCHANGE APPLICATIONS, INC., EXSTATIC SOFTWARE, INC. AND THE PURCHASERS THEREIN, DATED AS OF JULY 26, 2001, AS AMENDED FROM TIME TO TIME, AND THE HOLDERS OF THIS DEBENTURE ARE ENTITLED TO THE BENEFITS THEREOF.

                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------

                     AMENDED AND RESTATED 12% SENIOR SECURED
                       SUBORDINATED CONVERTIBLE DEBENTURE


                                                              New York, New York
U.S. $7,322,251.30                                            August 29, 2001


     SECTION 15. GENERAL; INTEREST; ADJUSTMENTS.

           This debenture amends and restates in its entirety the 12% Senior Subordinated Convertible Debenture, dated July 26, 2001 (the "July Debenture"), issued by the Payors (as defined below) to the Payees (as defined below), in the aggregate principal amount of $7,241,307.37. As of the date hereof, the July Debenture shall be of no further force or effect whatsoever.

           (a) General. For value received, EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company") and EXSTATIC SOFTWARE, INC. (f/k/a Gino Borland, Inc.), a Washington corporation ("eXstatic") (the Company and eXstatic, including any successors of the Company or eXstatic (by way of merger, consolidation, sale or otherwise) together, the "Payors"), hereby promise to pay to the order of each payee set forth on Schedule 1 hereto, or such payee's respective assigns (each, a "Payee", and together, the "Payees"), the principal amount set forth opposite each Payee's name on Schedule 1 hereto or such lesser principal amount, plus any accrued and unpaid interest thereon, which may be outstanding hereunder on the earlier to occur of: (i) January 10,

2005 (the "Maturity Date") and (ii) the date of the occurrence of any event prior to the Maturity Date, as expressly set forth in Section 2 and Section 3 hereof. The unpaid principal amount of this Debenture and the accrued and unpaid interest thereon, shall be payable by wire transfer of immediately available funds to the account of each Payee or by certified or official bank check payable to each Payee mailed to each Payee at the address of each Payee as set forth on the records of the Payors or such other address as shall be designated in writing by each Payee to the Payors. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement. Anything to the contrary notwithstanding, in no event shall the Payee be entitled to convert (in the aggregate) Conversion Amounts (as defined below) (together with "Conversion Amounts" in respect of PIK Debentures that may be issued from time to time under this Debenture) in excess of 75% of the original principal amount of this Debenture until such time as the Company shall have increased the authorized number of shares of Common Stock to at least 225,000,000 (or the Company otherwise has sufficient authorized and unissued shares to enable the Company to issue Common Stock upon the conversion or exercise, as the case may be, of all of the Transaction Securities outstanding at such time).

           (b) Interest. The Payors promise to pay interest on the outstanding principal amount of this Debenture at the rate of (i) 12% per annum for the period commencing on the date hereof ending on August 28, 2003 and (ii) 15% per annum for the period commencing on August 29, 2003 and ending on the Maturity Date or such earlier date that all obligations under this Debenture have been paid in full (the "Initial Rate of Interest") ; provided, however, that upon the occurrence of an Event of Default, the Payors promise to pay interest on the outstanding principal amount of this Debenture at the rate of the Initial Rate of Interest plus 2% from the date that such Event of Default has occurred and is continuing until the date such Event of Default is cured, waived in writing by the Payees or otherwise satisfied by the Payors in full; provided, further, that the Initial Rate of Interest shall be increased to 20% or to the maximum rate allowed under applicable law if raising the Interest Amount (as defined below) to 20% would violate any law (which increase shall be retroactive to the date hereof) if either: (i) the Company's stockholders fail to approve an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock to at least 225,000,000 (as the same may be adjusted for any stock split, reverse split, combination, recapitalization or similar event after the date hereof) (or the Company otherwise has sufficient authorized and unissued shares to enable the Company to issue Common Stock upon the conversion or exercise, as the case may be, of all of the Transaction Securities outstanding at such time) on or before December 15, 2001, or (ii) the Company has failed to comply with all requirements specified in the NASDAQ letter on or before September 10, 2001. Anything to the contrary notwithstanding, if the Initial Rate of Interest is increased to 20% in accordance with the last proviso of the preceding sentence and the failure giving rise to such increase is subsequently cured, the Initial Rate of Interest shall automatically be reduced as of the date of such cure to the rate that would otherwise have been in effect had such failure not occurred. The Payors shall pay interest quarterly in arrears on each of March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "Interest Payment

Date"). Interest shall be payable, at the option of the Payors, in (i) cash by wire transfer of immediately available funds equal to such Interest Amount, (ii) the principal amount of additional Debentures equal to the aggregate Interest Amount due to the Payees on such Interest Payment Date ("PIK Debentures") or
(iii) a combination of cash and PIK Debentures. The Payors shall signify their election to make payment of an Interest Amount in the form of cash or PIK Debentures, or a combination of cash and PIK Debentures, by notifying each Payee of such election at least 20 days prior to each Interest Payment Date; provided, however, that if the cash payment of the Interest Amount is prohibited by the Subordination Agreement, payment shall be automatically made in PIK Debentures. Interest on this Debenture shall accrue daily, and compound quarterly, from the date of issuance until the date of repayment in full of the principal amount of this Debenture, plus any accrued and unpaid interest thereon. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Subject to applicable law, any interest that shall accrue on overdue interest on this Debenture as provided in this Section 1(b) and shall not have been paid in full on or before the next Interest Payment Date to occur after the Interest Payment Date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Debenture.

           (c) Adjustments. The Payors irrevocably authorize the Payees to make, or cause to be made, an appropriate notation on the grid attached as Schedule 1 hereto, or the continuation of such grid or any other similar record, including computer records, to reflect any changes to the allocations among the Payees and any adjustments thereto, as appropriate. The Payees shall provide to the Payors an update of Schedule 1 to reflect any such allocations or adjustments. The outstanding amount of this Debenture set forth on such grid, or the continuation of such grid, or any other similar record, including computer records maintained by the Payees with respect to this Debenture, shall be prima facie evidence of the principal amount, and the accrued interest thereon, owing and unpaid by the Payors to the Payees, but the failure to record, or any error in so recording any such amount on any such grid, or any continuation thereof, or other record shall not limit or otherwise affect the obligation of the Payors hereunder to make payments of principal and interest on this Debenture when due. Each Payor can rely on the latest copy of Schedule 1 delivered to each Payor by the Payees.

           (d) The Company will not enter into any binding agreement to consummate a Sale Event if the fair market value of the consideration per share of Common Stock (assuming the conversion of (i) all of the Aggregate Convertible Debentures; and (ii) all other securities convertible into Common Stock and with an exercise price or conversion price less than the fair market value of such consideration) to be paid in connection with such Liquidity Event is less than the Conversion Price (as defined below) in effect at such time (assuming the conversion of all principal and accrued and unpaid interest on all of the outstanding Aggregate Convertible Debentures) unless the Company has made arrangements to provide each holder of the Aggregate Convertible Debentures, pursuant to the definitive documents for such Sale Event, the right to elect and to receive upon consummation of and out of the consideration to be paid in connection with such Sale Event, consideration having a fair market value (as determined below) determined as of the date of the execution and delivery of the definitive documents for such Sale Event equal to the Conversion Amount (as defined below) for such holder's Debentures as of such date of execution and delivery. As used herein "Sale Event" shall mean (i) the issuance, sale or transfer of the outstanding shares of capital stock or other voting securities of the Company, or (ii) the merger or consolidation of the Company with another person or entity, in each case in clauses (i) or (ii) above under circumstances in which the holders of the voting power of the outstanding shares of capital stock and other voting securities of the Company, immediately prior to such transaction, own less than 15% in voting power of the outstanding shares of capital stock and other voting securities of the Company or the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction.

           (i) In any of such events, if the consideration received by the Company is other than cash, its value will be deemed its fair market value. The fair market value of any securities shall be determined as follows:

                   (A) Securities not subject to any other restrictions on free marketability covered by (B) below:

     If traded on a securities exchange or through the Nasdaq National market, the fair market value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day trading period ending three (3) days prior to the determination date;

     If actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading days period ending three (3) days prior to the determination date; and

     If there is not active public market, the fair market value shall be the fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the outstanding Aggregate Convertible Debentures acting in good faith (on a principal amount basis).

                   (B) The method of valuation of securities subject to any restrictions on free marketability shall be to make an appropriate discount from the market value to reflect the approximate fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the outstanding Aggregate Convertible Debentures acting in good faith (on a principal amount basis).

           (e) Each Payor shall be jointly and severally liable to the Payees for all of the monetary and other obligations of the Payors under this Debenture.

     SECTION 16. PREPAYMENT.

           (a) PREPAYMENT AT THE OPTION OF THE PAYORS. The principal amount of this Debenture, together with the accrued and unpaid interest thereon, may not be prepaid in whole or in part at the option of the Payors at any time.

           (b) PREPAYMENT AT OPTION OF THE PAYEES. At any time following the earliest of (i) the occurrence of each Event of Default (and only during the continuation of each such Event of Default), (ii) immediately upon (or immediately prior to) the consummation of a Liquidity Event or (iii) January 10, 2004, each Payee may elect, at any time and from time to time, to have each Payor prepay in whole or in part the aggregate principal amount of this Debenture, plus any accrued and unpaid interest thereon (the "Prepayment Amount"), at a price equal to the sum of (x) the product of (1) the Prepayment Amount (excluding any accrued and unpaid interest thereon) and (2) 103%, plus
(y) any accrued and unpaid interest thereon calculated on the date (a "Prepayment Date") of such prepayment (the "Prepayment Price"). Each Payee shall give written notice to the Payors of such election (the "Notice of Election"), whereupon the Payors shall be obligated to prepay such Prepayment Amount on such Prepayment Date, which date shall be determined by the Payors, but in any event shall not be later than 10 days after the date on which the Notice of Election is delivered to the Payors. All such prepayments shall be made by wire transfer of immediately available funds to a bank account designated by each Payee.

           (c) GENERAL.

                   (i) The Payees shall not be entitled to any interest accruing on the Prepayment Amount after the payment of such Prepayment Amount by the Payors to the Payees on the Prepayment Date.

                   (ii) Anything contained in this Section 2 to the contrary notwithstanding, the outstanding principal amount of this Debenture, plus any accrued but unpaid interest thereon, shall remain subject to optional prepayment provisions of this Section 2 and the optional conversion provisions of Section 4 at all times up to the date on which the full amount of the principal amount of this Debenture, plus any accrued but unpaid interest thereon, is paid in full to the Payees.

     SECTION 17. EVENTS OF DEFAULT.

           (a) DEFINITION. In each case of the happening of the following events (each of which is an "Event of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, a "Default"):

                   (i) if a default occurs in the due observance or performance of any covenant or agreement of the Payor to be observed or performed pursuant to the terms of the Financing Documents and such default shall continue for more than fifteen (15) days after notice thereof from any Payee;

                   (ii) if a default occurs in the payment of any principal or interest under any of the Aggregate Convertible Debentures, whether at the stated date of maturity or any accelerated date of maturity or any other date fixed for payment;

                   (iii) if any representation or warranty of the Payor or any of its Subsidiaries in any Financing Document or in any other document or instrument delivered pursuant to the Purchase Agreement shall prove to have been false in any material respects (with the foregoing materiality standard not to be construed in any manner giving duplicative effect to any materiality standard contained in the terms of such representation and warranty) upon the date when made or deemed to have been made;

                   (iv) if a default occurs in the due observance or performance of any covenant or agreement on the part of any Payor to be observed or performed pursuant to the terms of such Payor's or any Subsidiary's Indebtedness in an aggregate principal amount in excess of $500,000 (other than Indebtedness evidenced by the Loan and Security Agreement, dated April 25, 2001 (the "SVB Facility") among the Payors and Silicon Valley Bank ("SVB");

                   (v) if (i) a default occurs in the payment of any principal or interest under any senior credit facility provided by a commercial lender, (ii) any commercial lender accelerates the payment of principal or interest under any Indebtedness of the Payors or any subsidiary thereof, or (iii) any commercial lender commences an enforcement action against any Payor or any Subsidiary thereof to collect such Indebtedness or otherwise enforce its rights of any amount due under any Indebtedness;

                   (vi) if a default occurs in the due observance or performance of any covenant or agreement, including but not limited to, the failure of the Company or any Subsidiary to pay any stated amount or any accrued and unpaid dividends on the Series A Preferred Stock when the same shall become due or payable at anytime, or the breach of any representation or warranty on the part of the Company or any Subsidiary to be observed or performed pursuant to the terms of the documentation entered into in connection with the issuance of the Series A Preferred Stock by the Company to the Payees and such default shall continue for more than fifteen (15) days after the notice thereof from any Payee;

                   (vii) if any Payor shall (1) discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts as they mature, (4) make a general assignment for the benefit of creditors, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation Laws, or an answer admitting the material allegations of a petition filed against it in any Proceeding under any such Law;

                   (viii) there shall be filed against any Payor an involuntary petition seeking reorganization of such Payor or the appointment of a receiver, trustee, custodian or liquidator of such Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency Law of any jurisdiction, whether now or hereafter in effect and such petition or appointment shall continue unstayed and in effect for a period of 30 consecutive days; and

                   (ix) if final judgment(s) for the payment of money in excess of an aggregate amount of $500,000 not covered by insurance shall be rendered against any Payor and shall remain undischarged for a period of 30 consecutive days during which such judgment and any levy or execution thereof shall not have been effectively stayed or vacated;

then, upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of a Designated Investor Majority (as such term is defined in the Collateral Agency and Intercreditor Agreement), any and all Indebtedness of the Payors to the Payees under this Debenture shall immediately become due and payable, including as to principal and interest (including any deferred interest and any accrued and unpaid interest), without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Purchase Agreement or other evidence of such indebtedness to the contrary notwithstanding. Anything to the contrary notwithstanding, no Event of Default shall occur unless the Payors shall have received written notice to such effect from a Designated Investor Majority (as defined in the Collateral Agency and Intercreditor Agreement) with respect to the occurrence of any event set forth above in this
Section 3(a); provided, that this provision shall not apply to any event described in Section 3(a)(vii) or Section 3(a)(viii), the occurrence of which shall automatically be a Default or Event of Default, as the case may be, and shall result in all amounts hereunder becoming immediately due and payable, in each without requiring any action by any Investor, group of Investors or the Collateral Agent. Events of Default may be waived by consent of a Designated Investor Majority.

           (b) REMEDIES ON DEFAULT, ETC.

           In case any one or more Events of Default shall occur and be continuing and acceleration of this Debenture or any other Indebtedness of the Payors to the Payees shall have occurred, each Payee may, among other things, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate Proceeding, whether for the specific performance of any agreement contained herein or any of the other Financing Documents, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by Law. No right conferred upon each Payee hereby or by the Purchase Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding anything to the contrary, each Payee acknowledges and agrees that its rights, benefits and remedies and the exercise thereof are subject to the terms and provisions of the Collateral Agency and Intercreditor Agreement dated as of the date hereof among the Payee, Insight and the other parties thereto and the Subordination Letter Agreement dated as of the date hereof among SVB, Insight and the other parties thereto.

     SECTION 18. CONVERSION OF THIS DEBENTURE.

           (a) CONVERSION AT THE OPTION OF THE PAYEES. From and after the 10th day following the date of mailing of the notice to the Company's stockholders pursuant to NASD Rule 4350(i)(2), subject to and in compliance with the applicable provisions of this Section 4, each Payee shall have the right, at such Payee's option, at any time and from time to time, to convert all or any portion of this Debenture, plus any accrued and unpaid interest thereon up to the conversion date (the "Conversion Amount"), into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (1) the sum of (x) the product of (A) the Conversion Amount (excluding any accrued and unpaid interest thereon) and (B) 103% plus (y) any accrued and unpaid interest thereon calculated on any conversion date, by (2) the Conversion Price, as last adjusted and then in effect. The "Conversion Price" shall initially equal $.3183. The Conversion Price shall be subject to adjustment from time to time as set forth in paragraph (c) above. The Payors shall give the Payees not less than 30 Business Days prior notice of a Sale of the Company, including the price and material terms and conditions thereof, in order to provide the Payees reasonable opportunity to consider whether to convert the New Debentures into Common Stock at or prior to such Sale of the Company. If the price or material terms or conditions of such transaction thereafter change, the Payors shall promptly deliver written notice to the Payees specifying such changes. Upon conversion, the Company will issue cash in lieu of fractional shares of Common Stock.

           (b) CONDITIONAL EXERCISE OR EXCHANGE. If the Payees so elect, they may condition the conversion of this Debenture on a Sale of the Company or other transaction being undertaken by the Company and such conversion shall not be deemed to have occurred except concurrently with the Sale of the Company or such other transaction, except that, for purposes of determining whether such conversion is timely it shall be deemed to have occurred one day prior to a Sale of the Company or such other transactions. If any exercise of this Debenture is so conditioned, then, subject to delivery of the items required by Section 4(d), the Payees shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as the Payors shall direct as required in connection with the consummation of a Sale of the Company or such other transactions upon which the conversion is conditioned. At any time that the Payors shall give notice to the Payees that the proposed Sale of the Company or other transaction has been abandoned or the Company has withdrawn from participation in such transaction, the Payors shall return the items delivered pursuant to Section 4(d), and the Payees election to convert this Debenture shall be deemed rescinded.

           (c) ADJUSTMENTS.

           (i) No adjustment in the Conversion Price shall be made in respect of the issuance of additional Securities except as expressly provided below:

                   (A) If the Company shall, at any time or from time to time after the date hereof, issue any Securities (other than Excluded Securities) (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (ii) below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to each such issuance, then such Conversion Price shall forthwith be lowered to the price equal to the consideration per share received in such issuance.

           (ii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

                   (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

                   (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall, in the case of any Securities that are traded on an established United States securities exchange or reported through the NASDAQ, or otherwise traded over the counter or traded on Portal (in the case of Securities eligible for trading pursuant to Rule 144A under the Securities Act) ("Marketable Securities"), be deemed to be the Market Price and in all other cases, the value of such consideration shall be set by the Board acting reasonably and in good faith.

                   (C) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, Securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable
           Securities:

     The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

     The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable Securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable Securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such Securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such Securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such Securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above).

     On any change in the number of shares or exercise price of Common Stock deliverable upon the exercise of any such options or rights or the conversion or exchange of such convertible or exchangeable Securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or Securities not converted prior to such change or options or rights related to such Securities not converted prior to such change been made upon the basis of such change.

     On the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable Securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, Securities or options or rights related to such Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable Securities, or upon the exercise of the options or rights related to such convertible or exchangeable Securities and subsequent conversion or exchange thereof.

     In any case in which shares of Common Stock are deemed to have been issued pursuant to subdivisions (1) or (2) above, no further adjustments in the Conversion Price shall be made upon the subsequent issuance of such Common Stock upon exercise, conversion or exchange.

                   (iii) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up (or if no record date is set, the date such stock dividend, subdivision of stock split is consummated), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Debenture shall be increased in proportion to such increase in outstanding shares of Common Stock.

                   (iv) If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Debenture shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

                   (v) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company, this Debenture shall after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other Securities or property of the Company or of the company resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of this Debenture would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

                   (vi) If any event occurs of the type similar to those contemplated by the provisions of this Section 4(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate reduction in the Conversion Price so as to protect the rights of the holders of the Debentures.

                   (vii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent.

                   (viii) In any case in which the provisions of this paragraph
           (c) shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (1) issuing to the holder of this Debenture converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph 4(a) or 4(b) above; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash upon the occurrence of such event. If after the determination of such record date the event to which such record date relates does not occur, then the Conversion Price shall be appropriately adjusted to eliminate any adjustment previously made on account of such record date.

                   (ix) Whenever the Conversion Price shall be adjusted as provided in this paragraph (c), the Company shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Company, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of this Debenture at such holder's address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (x) below.

                   (x) If the Company shall propose to take any action of the types described in clauses (ii), (iii), (iv) or (v) of this paragraph
           (c), the Company shall give notice to each holder of this Debenture, in the manner set forth in paragraph (ix) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other Securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debentures. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                   (xi) Each Payor will not, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by such Payor, but will at all times in good faith assist in the carrying out of all the provisions of this
           Section 4(c) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of this Debenture against impairment.

                   (xii) The computations of all amounts under this Section 4(c) shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other Securities resulting from the transaction causing an adjustment pursuant to this Section 4(d) have previously been made so as to maintain the relative economic interest of this Debenture vis a vis all other securities issued by the Company.

                   (xiii) The Company shall take or cause to be taken such steps as shall be necessary to ensure that the par value per share of Common Stock is at all time less than or equal to the Conversion Price.

                   (xiv) In the event the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then this Debenture shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate number or amount of such stock, warrants, securities or other property which such Payee could have acquired if such Payee had held the Common Stock acquirable upon complete conversion of their Debenture immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of the grant, issue or sale of such Purchase Rights.

           (d) Conversion Mechanics. Each conversion of this Debenture into shares of Common Stock shall be effected by the delivery of written notice and surrender of this Debenture by the Payees to the Payors stating that such Payees desire to convert the Conversion Amount into the number of shares of the class into which such shares may be converted (the "Converted Securities"). Such notice shall also state the name or names (with addresses) in which the Converted Securities are to be issued and shall include instructions for the delivery thereof. A Payee may make any such notice of conversion conditional upon the happening of any event or the passage of such time as is specified by such Payee in such conversion notice, and may rescind any notice of conversion prior to the effective time thereof specified in any such notice. Not less than 5 Business Days after such surrender and the receipt of such written notice of conversion (each, a "Conversion Payment Date"), the Company will issue, deliver or pay in accordance with the surrendering Payee's instructions (A) the certificate or certificates evidencing the Converted Securities issuable upon such conversion, (B) cash in lieu of fractional shares of Common Stock, as determined pursuant to this Section 4 and (C) a debenture that represents the portion of this Debenture which was not converted on terms identical to this Debenture. Such conversion, to the extent permitted by Law, shall be deemed to have been effected as of the close of business on the date on which such debenture or debentures shall have been surrendered and such notice shall have been received by the Company and becomes effective by its terms (each, a "Surrender Date") and at such time the rights of each Payee as such Payee shall cease with respect to the Conversion Amount and the person or persons in whose name or names the certificate or certificates for the Converted Securities are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Converted Securities. Upon issuance of shares in accordance with this Section 4, such Converted Securities shall be deemed to be duly authorized, validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto due to any action of the Company. The Company shall take all such actions as may be necessary to assure that all such shares may be so issued without violation of any applicable Law or any requirements of any domestic securities exchange upon which such shares may be listed (except for official notice of issuance which will be immediately transmitted by the Company upon issuance). The Company shall not close its books against the transfer of securities in any manner which would interfere with the timely conversion of any securities. The issuance of certificates for Converted Securities shall be made without charge to the holders of such securities for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and/or the issuance of such securities; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Converted Securities. In the event the holder of shares converted hereunder, in connection with the conversion of securities hereunder, shall be required to file a notification pursuant to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, each Payor and the holder shall take all actions necessary to comply with such notification requirement and the conversion hereunder of the Conversion Amount shall become effective upon the expiration of the applicable waiting period. Subject to Sections 4(a) and (b), no fractional shares of Common Stock or scrip shall be issued upon conversion of any securities. The number of full shares issuable upon conversion shall be computed on the basis of the Conversion Amount to be converted by a Payee. Instead of any fractional shares which would otherwise be issuable upon conversion of the Conversion Amount, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the Market Price of one share of such Common Stock and (ii) such fractional interest. Subject to Sections 4(a) and (b), the holders of fractional interests shall not be entitled to any rights as stockholders of the Company in respect of such fractional interests.

     SECTION 19. DEFENSES.

           The obligations of the Payors under this Debenture shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

     SECTION 20. EXCHANGE OR REPLACEMENT OF DEBENTURE.

     (a) The Payees collectively may, at their option, in person or by duly authorized attorney, surrender this Debenture for exchange, at the principal business office of any Payor, and the Payees, or each Payee, as the case may be, will receive in exchange therefor, a new Debenture or Debentures, as the case may be, in the same principal amount as the unpaid principal amount of this Debenture, or such Payees percentage allocation (as set forth on Schedule 1 hereto) of the unpaid principal amount, as the case may be, and bearing interest at the same annual rate as this Debenture, such new Debenture, or Debentures, as the case may be, to be dated as of the date of this Debenture and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Payees may designate in writing.

     (b) Upon receipt by the Payors of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Debenture, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Debenture, if mutilated, the Payors will deliver a new Debenture of like tenor in lieu of this Debenture. Any Debenture delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Debenture.

     SECTION 21. EXTENSION OF MATURITY.

           Should the principal of or interest on this Debenture become due and payable on other than a Business Day, the maturity date thereof shall be extended to the next succeeding Business Day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

     SECTION 22. ATTORNEYS' AND COLLECTION FEES.

           Should the indebtedness evidenced by this Debenture or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Debenture be placed in the hands of attorneys for collection, the Payors agree to pay, in addition to principal and interest due and payable hereon, all reasonable costs of collection, including reasonable attorneys' fees and expenses, incurred by the Payees in collecting or enforcing this Debenture.

     SECTION 23. WAIVERS.

           (a) Each Payor hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Debenture.

           (b) No delay by any Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by any Payee and then only to the extent set forth therein.

     SECTION 24. AMENDMENTS AND WAIVERS.

           Except for amendments that are made to reflect transfers among the Payee and/or its affiliates, and do not increase the overall amount of indebtedness hereunder (and such amendments may be made by unanimous agreement among Payees), no provision of this Debenture may be amended or waived except if such amendment and waiver is in writing and is signed, in the case of an amendment, by the Payee, or, in the case of a waiver, by the party against whom the waiver is to be effective.

     SECTION 25. GOVERNING LAW.

           This Debenture is made and delivered in, and shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

     SECTION 26. NOTICES.

           The terms and provisions of Section 8.5 of the Purchase Agreement are expressly incorporated into this Debenture.

     SECTION 27. SEVERABILITY.

           If any provision of this Debenture is held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Debenture or affecting the validity or enforceability of such provision in any other jurisdiction.

Notwithstanding the foregoing, such provision shall automatically be amended to the extent (but only to the extent) necessary to make it not invalid, prohibited or unenforceable in such jurisdiction, without invalidating the remaining provisions of this Debenture or amending or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 28. ASSIGNMENT.

           Neither the Payors nor the Payee may assign their rights or obligations hereunder to any Person, except that the Payee may assign any of its rights and obligations hereunder to its members, limited partners or any Affiliate of such Payee; provided, that the assignment assigns at least $500,000 in face amount of this Debenture.

                                      *****

           IN WITNESS WHEREOF, each Payor has duly executed and delivered this Debenture as of the date first written above.

                                  EXCHANGE APPLICATIONS, INC.



                                  By:
                                      --------------------------------------
                                      Name:  F. Daniel Haley
                                      Title:  Chief Financial Officer



                                  EXSTATIC SOFTWARE, INC.



                                  By:
                                      --------------------------------------
                                      Name:  F. Daniel Haley
                                      Title:  Chief Financial Officer

                                   SCHEDULE 1
                                   ----------

              PAYEE                    ALLOCATION           PRINCIPAL AMOUNT
---------------------------------- -------------------- -----------------------

InSight Venture Partners IV, L.P.       76.666130%           $5,613,686.70
---------------------------------- -------------------- -----------------------
InSight Venture Partners                10.537455%             $771,578.93
(Cayman) IV, L.P.
---------------------------------- -------------------- -----------------------
InSight Venture Partners IV              0.660033%              $48,329.28
(Fund B), L.P.
---------------------------------- -------------------- -----------------------
InSight Venture Partners IV             12.136382%             $888,656.39
(Co-Investors), L.P.
---------------------------------- -------------------- -----------------------
              TOTAL                           100%           $7,322,251.30
---------------------------------- -------------------- -----------------------

                                    EXHIBIT C


           THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") AMONG EXCHANGE APPLICATIONS, INC. AND THE PURCHASERS THEREIN, DATED AS OF AUGUST 29, 2001, AS AMENDED FROM TIME TO TIME, AND THE HOLDERS OF THIS WARRANT ARE ENTITLED TO THE BENEFITS THEREOF.


                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------

                                     WARRANT


NO.: W-5                                                        AUGUST 29, 2001


                           VOID AFTER AUGUST 29, 2011
                       (OR EARLIER UPON THE OCCURRENCE OF
                         CERTAIN EVENTS DESCRIBED BELOW)


     Section 29. THIS CERTIFIES THAT, FOR VALUE RECEIVED, EACH HOLDER LISTED ON
SCHEDULE 1 HERETO OR SUCH HOLDER'S RESPECTIVE ASSIGNS (EACH, A "HOLDER", AND TOGETHER, THE "HOLDERS"), AND IN ACCORDANCE WITH THE PERCENTAGES OPPOSITE SUCH HOLDER'S NAME ON SCHEDULE 1 HERETO, SHALL BE ENTITLED TO SUBSCRIBE FOR AND PURCHASE FROM EXCHANGE APPLICATIONS, INC., A DELAWARE CORPORATION (INCLUDING ANY SUCCESSOR THERETO (BY WAY OF MERGER, CONSOLIDATION, SALE OR OTHERWISE), THE "COMPANY"), UP TO 1,570,845 SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE (THE "COMMON STOCK"), OF THE COMPANY (THE "WARRANT SHARES"). CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED THERETO IN THE PURCHASE AGREEMENT.

     Section 30. Exercise Period. THIS WARRANT MAY BE EXERCISED, IN WHOLE OR IN PART, BY THE HOLDERS AT ANY TIME OR FROM TIME TO TIME ON OR PRIOR TO AUGUST 29, 2011 (SUCH PERIOD BEING HEREIN REFERRED TO AS THE "EXERCISE PERIOD"). ANYTHING TO THE CONTRARY NOTWITHSTANDING, IN NO EVENT SHALL THE HOLDERS BE ENTITLED TO EXERCISE THIS WARRANT UNTIL SUCH TIME AS THE COMPANY SHALL HAVE INCREASED THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO AT LEAST 225,000,000 (OR THE COMPANY OTHERWISE HAS SUFFICIENT AUTHORIZED AND UNISSUED SHARES TO ENABLE THE COMPANY TO ISSUE COMMON STOCK UPON THE CONVERSION OR EXERCISE, AS THE CASE MAY BE, OF ALL OF THE TRANSACTION SECURITIES OUTSTANDING AT SUCH TIME).

     Section 31. Exercise Price. THE EXERCISE PRICE (THE "EXERCISE PRICE") AT ANY TIME FOR EACH WARRANT SHARE SHALL BE $.3183.


     Section 32. Exercise of Warrant; Warrant Shares.

           (a) The rights represented by this Warrant may be exercised, in whole or in any part (but not as to a fractional Warrant Share), by (i) the surrender of this Warrant (properly endorsed) at the office of the Company (or at such other agency or office of the Company as it may designate by notice in writing to the each Holder at the address of such Holder appearing on the books of the Company), (ii) delivery to the Company of a notice of election to exercise in the form of EXHIBIT A attached hereto, and (iii) payment to the Company of the aggregate Exercise Price by (A) cash, wire transfer funds or check and/or (B) Warrant Shares or Warrants to purchase Warrant Shares (net of the Exercise Price for such Warrant Shares), valued for such purposes at the Market Price per share on the date of exercise. As used herein, "Market Price" at any date shall be (i) the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and ask price regular way on the principal national securities exchange on which the class or series of the Company's securities to which the Warrant Shares belong is listed or admitted to trading (or if such class or series is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or if there is no such sale price, the average of the last reported bid and ask price, as reported by the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the average of the last reported bid and ask price on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.) or (ii) if the class or series of the Company's securities to which the Warrant Shares belong is not listed or admitted to trading on a principal national securities exchange, the value given such share as determined in good faith by the Company's Board of Directors.

           (b) Each date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 3 above is referred to herein as an "Exercise Date." As soon as practicable after each exercise, the Company shall issue and deliver a certificate or certificates for the Warrant Shares being purchased pursuant to such exercise, registered in the name of such Holder or such Holder's designee, to the Holder or designee, as the case may be. If such exercise shall not have been for the full number of the Warrant Shares, then the Company shall issue and deliver to such Holder a new Warrant, registered in the name of such Holder, of like tenor to this Warrant, for the balance of the Warrant Shares that remain after exercise of the Warrant.

           (c) The person in whose name any certificate for Warrant Shares is issued upon any exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the share transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the share transfer books are open.

           (d) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up (or if no record date is set, the date such stock dividend, subdivision of stock split is consummated), the Exercise Price shall be appropriately decreased, and the number of shares of Common Stock issuable on exercise of the Warrant shall be increased, in proportion to such increase in outstanding shares of Common Stock.

           (e) If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price shall be appropriately increased, and the number of shares of Common Stock issuable on exercise of the Warrant shall be decreased, in proportion to such decrease in outstanding shares of Common Stock.

           (f) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value or as a result of a stock dividend or subdivision, split-up or combination of shares covered by clause (d) or (e) above), or any consolidation or merger of the Company, the Warrant shall after such reorganization, reclassification, consolidation or merger be exercisable for the kind and number of shares of stock or other Securities or property of the Company or of the company resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of the Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

           (g) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent.

           (h) In any case in which the provisions of this Section shall require that an adjustment shall become effective immediately after a record date of an event, the

Company may defer until the occurrence of such event (1) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash upon the occurrence of such event. If after the determination of such record date the event to which such record date relates does not occur, then the Exercise Price and the number of shares issuable under this Warrant shall be appropriately adjusted to eliminate any adjustment previously made on account of such record date.

           (i) Whenever the Exercise Price and the number of shares issuable under this Warrant shall be adjusted as provided in this Section, the Company shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Company, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Exercise Price and the number of shares issuable under this Warrant that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of the Warrant at such holder's address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (j) below.

           (j) If the Company shall propose to take any action of the types described in clauses (d), (e) or (f)of this Section 32, the Company shall give notice to each holder of the Warrant, in the manner set forth in Section 9 below, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other Securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

           (k) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the holders of the Warrant against impairment.

     Section 33. Representations, Warranties and Covenants. THE COMPANY REPRESENTS AND WARRANTS TO EACH HOLDER THAT ALL WARRANT SHARES THAT MAY BE ISSUED UPON THE EXERCISE OF THIS WARRANT WILL, UPON ISSUANCE, BE VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE, WITH NO PERSONAL LIABILITY ATTACHING TO THE OWNERSHIP THEREOF, AND FREE FROM ALL LIENS AND CHARGES WITH RESPECT TO THE ISSUE THEREOF (OTHER THAN LIENS AND CHARGES CREATED BY THE HOLDERS). THE COMPANY WILL FROM TIME TO TIME USE ITS REASONABLE BEST EFFORTS TO TAKE ALL SUCH ACTION AS MAY BE REQUIRED TO ASSURE THAT THE STATED OR PAR VALUE PER WARRANT SHARE IS AT ALL TIMES NO GREATER THAN THE THEN EFFECTIVE EXERCISE PRICE. UPON THE EFFECTIVENESS OF THE CERTIFICATE AMENDMENT, THE COMPANY SHALL AT ALL TIMES HAVE AUTHORIZED AND RESERVED, FREE FROM PREEMPTIVE RIGHTS, A SUFFICIENT NUMBER OF WARRANT SHARES TO PROVIDE FOR THE EXERCISE OF THIS WARRANT. UPON THE EFFECTIVENESS OF THE CERTIFICATE AMENDMENT, THE COMPANY SHALL NOT TAKE ANY ACTION WHICH WOULD CAUSE THE NUMBER OF AUTHORIZED BUT UNISSUED WARRANT SHARES TO BE LESS THAN THE NUMBER OF SUCH SHARES REQUIRED TO BE RESERVED HEREUNDER FOR ISSUANCE UPON EXERCISE OF THE WARRANT. IF ANY WARRANT SHARES RESERVED FOR THE PURPOSE OF ISSUANCE UPON THE EXERCISE OF THIS WARRANT REQUIRE REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY UNDER ANY FEDERAL OR STATE LAW BEFORE SUCH SHARES MAY BE VALIDLY ISSUED OR DELIVERED UPON EXERCISE, THEN THE COMPANY SHALL IN GOOD FAITH AND AS EXPEDITIOUSLY AS POSSIBLE ENDEAVOR TO SECURE SUCH REGISTRATION OR APPROVAL, AS THE CASE MAY BE. IN THE EVENT, AND TO THE EXTENT, THAT THE ISSUANCE OF ANY WARRANT SHARES WOULD RESULT IN A VIOLATION OF ANY LAW OR NASD RULE OR REGULATION APPLICABLE TO THE COMPANY, THE COMPANY SHALL ISSUE THREE (3) MONTH PROMISSORY NOTES TO THE HOLDERS IN LIEU OF THE WARRANT SHARES IN A PRINCIPAL AMOUNT EQUAL TO THE PRODUCT OF (X) THE NUMBER OF WARRANT SHARES FOR WHICH THIS WARRANT IS EXERCISED THAT CANNOT BE ISSUED DUE TO SUCH VIOLATION (THE "EXERCISED SHARES") AND (Y) THE EXCESS OF (A) THE MARKET PRICE FOR THE EXERCISED SHARES AS OF THE EXERCISE DATE OVER (B) THE EXERCISE PRICE FOR THE EXERCISED SHARES, AT A MARKET RATE OF INTEREST PAYABLE IN CASH AND WITH SUCH OTHER TERMS AND CONDITIONS TO BE MUTUALLY DETERMINED BY THE COMPANY AND THE HOLDERS. IF REQUESTED BY THE COMPANY'S BANK LENDERS, THE HOLDERS SHALL NEGOTIATE IN GOOD FAITH WITH THE COMPANY AND ITS BANK LENDERS TO EXECUTE AND DELIVER REASONABLE AND CUSTOMARY DOCUMENTATION REQUIRED TO SUBORDINATE THE RIGHT OF THE HOLDERS TO RECEIVE PAYMENTS OF CASH FROM THE COMPANY WITH RESPECT TO SUCH NOTES. THE HOLDERS AGREE NOT TO EXERCISE THIS WARRANT UNLESS THE COMPANY HAS SUFFICIENT AUTHORIZED SHARES TO ISSUE THE HOLDERS THE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDERS ARE ENTITLED UNDER THIS WARRANT.

     Section 34. No Shareholder Rights. PRIOR TO EXERCISE, THIS WARRANT SHALL NOT ENTITLE THE HOLDERS TO ANY VOTING RIGHTS OR OTHER RIGHTS AS A SHAREHOLDER OF THE COMPANY.

     Section 35. Restrictions on Transfer. THE HOLDERS MAY ASSIGN OR TRANSFER THIS WARRANT, THE WARRANT SHARES AND ALL RIGHTS HEREUNDER, IN WHOLE OR IN PART (PROVIDED, THAT IF THE ASSIGNMENT OF THIS WARRANT IS IN PART, THE HOLDERS MUST ASSIGN WARRANTS TO PURCHASE A MINIMUM OF 1,000,000 SHARES OF COMMON STOCK) AT THE AGENCY OR OFFICE OF THE COMPANY REFERRED TO IN SECTION 3 HEREOF TO (I) ITS LIMITED PARTNERS, MEMBERS, OR ANY AFFILIATE OF THE HOLDERS, (II) INSIGHT OR
(III) ANY PURCHASER

OR TRANSFEREE FROM THE HOLDER OF WARRANT SHARES OR THE WARRANT UPON (X) SURRENDER OF THIS WARRANT PROPERLY ENDORSED, AND (Y) DELIVERY OF A NOTICE OF TRANSFER IN THE FORM OF Exhibit B HERETO. EACH PERMITTED TRANSFEREE OF THIS WARRANT, BY ACCEPTING OR HOLDING THE SAME, CONSENTS TO BE TREATED AS A HOLDER UNDER THIS WARRANT AND SHALL BE ENTITLED TO EXERCISE THE RIGHTS REPRESENTED BY THIS WARRANT; PROVIDED, HOWEVER, THAT UNTIL EACH SUCH TRANSFER IS RECORDED ON SUCH BOOKS, THE COMPANY MAY TREAT THE REGISTERED HOLDER HEREOF AS THE OWNER HEREOF FOR ALL PURPOSES.

     Section 36. Lost, Stolen, Mutilated or Destroyed Warrant. IF THIS WARRANT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY SHALL, ON SUCH TERMS AS TO INDEMNITY OR OTHERWISE AS IT MAY IN ITS REASONABLE DISCRETION IMPOSE (WHICH SHALL, IN THE CASE OF A MUTILATED WARRANT, INCLUDE THE SURRENDER THEREOF), ISSUE A NEW WARRANT OF LIKE DENOMINATION AND TENOR AS THE WARRANT SO LOST, STOLEN, MUTILATED OR DESTROYED. ANY SUCH NEW WARRANT SHALL CONSTITUTE AN ORIGINAL CONTRACTUAL OBLIGATION OF THE COMPANY, WHETHER OR NOT THE ALLEGEDLY LOST, STOLEN, MUTILATED OR DESTROYED WARRANT SHALL BE AT ANY TIME ENFORCEABLE BY ANYONE.

     Section 37. Notices. THE TERMS AND PROVISIONS OF SECTION 8.5 OF THE PURCHASE AGREEMENT ARE EXPRESSLY INCORPORATED IN THIS WARRANT.

     Section 38. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

     Section 39. Severability. IF ANY PROVISION OF THIS WARRANT IS HELD IN ANY JURISDICTION TO BE INVALID, PROHIBITED OR UNENFORCEABLE FOR ANY REASON, SUCH PROVISION, AS TO SUCH JURISDICTION, SHALL BE INEFFECTIVE, WITHOUT INVALIDATING THE REMAINING PROVISIONS OF THIS WARRANT OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION. NOTWITHSTANDING THE FOREGOING, SUCH PROVISION SHALL AUTOMATICALLY BE AMENDED TO THE EXTENT (BUT ONLY TO THE EXTENT) NECESSARY TO MAKE IT NOT INVALID, PROHIBITED OR UNENFORCEABLE IN SUCH JURISDICTION, WITHOUT INVALIDATING THE REMAINING PROVISIONS OF THIS WARRANT OR AMENDING OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.

     Section 40. Headings. THE HEADINGS OF THE VARIOUS SECTIONS CONTAINED IN THIS WARRANT HAVE BEEN INSERTED FOR CONVENIENCE OF REFERENCE ONLY AND SHOULD NOT BE DEEMED TO BE A PART OF THIS WARRANT.

     Section 41. Amendments and Waivers. NO PROVISION OF THIS WARRANT MAY BE AMENDED OR WAIVED EXCEPT IF SUCH AMENDMENT OR WAIVER IS IN WRITING AND IS SIGNED, IN THE CASE OF AN AMENDMENT, BY THE COMPANY AND THE HOLDERS, OR IN THE CASE OF A WAIVER, BY THE PARTY AGAINST WHOM THE WAIVER IS TO BE EFFECTIVE.

     Section 42. Registration Rights. ALL OF THE WARRANT SHARES SHALL BE DEEMED TO BE "REGISTRABLE SHARES" AS DEFINED UNDER THE FIFTH AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT, AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED IN ACCORDANCE WITH ITS TERMS FROM TIME TO TIME.

                                     * * * *

           IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers as of the date first written above.

                                          EXCHANGE APPLICATIONS, INC.



                                          By: ______________________________
                                              Name:
                                              Title:

                                                                      EXHIBIT A
                                                                      ---------


                     FORM OF NOTICE OF ELECTION TO EXERCISE

                       [To be executed only upon exercise
                 of the Warrant to which this form is attached]

To Exchange Applications, Inc. or its successor

           The undersigned, the holder of the Warrant to which this form is attached, hereby irrevocably elects to exercise the right represented by such Warrant to purchase _________ Warrant Shares of EXCHANGE APPLICATIONS, INC. or its successor, and herewith tenders the aggregate payment of $_________ in the form of (1) cash, wire transfer funds or check and/or (2) Warrant Shares or Warrants to purchase Warrant Shares (net of the Exercise Price for such shares) valued for such purposes at the Market Price (as defined in Section 3) per share on the date of exercise, in full payment of the purchase price for such shares. The undersigned requests that a certificate for such shares be issued in the name of ______________, whose address is ___________________________, and that such certificate be delivered to ________________________, whose address is
__________________________.

           If such number of shares is less than all of the shares purchasable under the current Warrant, the undersigned requests that a new Warrant, of like tenor as the Warrant to which this form is attached, representing the remaining balance of the shares purchasable under such current Warrant be registered in the name of _________________________________, whose address is, and that such new Warrant be delivered to ________________________________, whose address is
___________________________________.

                  Signature: ______________________________________________
                             (Signature must conform in all respects to the
                              name of the holder of the Warrant as specified on the face of the Warrant)

                  Date:________________________________

                        Insight Venture Partners IV, L.P.
                   Insight Venture Partners (Cayman) IV, L.P.
                   Insight Venture Partners IV (Fund B), L.P.
                Insight Venture Partners IV (Co-Investors), L.P.
                                680 Fifth Avenue
                               New York, NY 10019


                                                                      EXHIBIT B
                                                                      ---------

                           FORM OF NOTICE OF TRANSFER

                       [To be executed only upon transfer
                 of the Warrant to which this form is attached]


           For value received, the undersigned hereby sells, assigns and transfers unto _________________________ all of the rights represented by the Warrant to which this form is attached to purchase _________________________ Warrant Shares of, EXCHANGE APPLICATIONS, INC. (including any successor thereto, the "Company"), to which such Warrant relates, and appoints __________________________ as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises.

                  Signature: ________________________________________________
                             (Signature must conform in all respects to the
                              name of the holder of the Warrant as specified on the face of the Warrant)

                  Address: _____________________________________________

                  Date:_____________________________________


Signed in the presence of:


_______________________________

                                   SCHEDULE 1
                                   ----------


                     PAYEE                                 PERCENTAGES
------------------------------------------------- -----------------------------
InSight Venture Partners IV, L.P.                            76.666130%
------------------------------------------------- -----------------------------
InSight Venture Partners (Cayman) IV, L.P.                   10.537455%
------------------------------------------------- -----------------------------
InSight Venture Partners IV (Fund B), L.P.                    0.660033%
------------------------------------------------- -----------------------------
InSight Venture Partners IV (Co-Investors), L.P.             12.136382%
------------------------------------------------- -----------------------------
                   TOTAL                                           100%
------------------------------------------------- -----------------------------













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                                    EXHIBIT D
                                                                      EXHIBIT D
                                                                      ---------

           (d) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up (or if no record date is set, the date such stock dividend, subdivision of stock split is consummated), the Exercise Price shall be appropriately decreased, and the number of shares of Common Stock issuable on exercise of this Warrant shall be increased, in proportion to such increase in outstanding shares of Common Stock.

           (e) If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price shall be appropriately increased, and the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased, in proportion to such decrease in outstanding shares of Common Stock.

           (f) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value or as a result of a stock dividend or subdivision, split-up or combination of shares covered by clause (d) or (e) above, or any consolidation or merger of the Company, this Warrant shall after such reorganization, reclassification, consolidation or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the company resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

           (g) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent.

           (h) In any case in which the provisions of this Section shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (1) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and (2) paying to such holder any amount in cash in

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

lieu of a fractional share of capital stock; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash upon the occurrence of such event. If after the determination of such record date the event to which such record date relates does not occur, then the Exercise Price and the number of shares issuable under this Warrant shall be appropriately adjusted to eliminate any adjustment previously made on account of such record date.

           (i) Whenever the Exercise Price and the number of shares issuable under this Warrant shall be adjusted as provided in this Section, the Company shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Company, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Exercise Price and the number of shares issuable under this Warrant that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of this Warrant at such holder's address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (j) below.

           (j) If the Company shall propose to take any action of the types described in clauses (d), (e) or (f) of this Section 3, the Company shall give notice to the holder of this Warrant, in the manner set forth in Section 8.5 of the Securities Purchase Agreement dated as of July 26, 2001, among the Company, Exstatic Software, Inc. and the purchasers named therein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

           (k) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the holders of this Warrant against impairment.

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